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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (Date of earliest event reported): JUNE 30, 2003



                         WEATHERFORD INTERNATIONAL LTD.
               (Exact name of registrant as specified in charter)



                       BERMUDA                         1-31339                            98-0371344
              (State of Incorporation)          (Commission File No.)        (I.R.S. Employer Identification No.)


   515 POST OAK BLVD., SUITE 600, HOUSTON, TEXAS                                          77027-3415
      (Address of Principal Executive Offices)                                            (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 693-4000


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                                     PAGE 1
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ITEM 5. OTHER EVENTS

         On June 30, 2003, Weatherford International Ltd. announced by press release that it has entered into a purchase agreement with Lehman Brothers to sell 10,000,000 common shares, plus an over-allotment option to purchase up to an additional 1,500,000 common shares. A copy of the purchase agreement is filed as Exhibit 1.1 to this Current Report, a copy of the opinion of our Bermuda counsel as to the legality of the shares issued is attached as Exhibit 5.1 to this Current Report and a copy of the press release is filed as Exhibit 99.1 to this Current Report.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial statements of business acquired.

                  Not applicable.

         (b)      Pro forma financial information

                  Not applicable.

         (c)      Exhibits

                  1.1 Purchase Agreement, dated as of June 30, 2003, by and between Weatherford International Ltd. and Lehman Brothers Inc.

                  5.1 Opinion of Conyers Dill & Pearman regarding the legality of the common shares.

                  99.1 Press release dated June 30, 2003 announcing Purchase Agreement.




                                     PAGE 2
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             WEATHERFORD INTERNATIONAL LTD.



Dated: July 1, 2003                               /s/ Burt M. Martin
                                             ------------------------------
                                                     Burt M. Martin
                                                 Senior Vice President,
                                              General Counsel and Secretary


                                     PAGE 3
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                                 EXHIBIT INDEX

EXHIBIT
NUMBER                   DESCRIPTION
-------                  -----------

   1.1 Purchase Agreement, dated as of June 30, 2003, by and between Weatherford International Ltd. and Lehman
                         Brothers Inc.

   5.1 Opinion of Conyers Dill & Pearman regarding the legality of the common shares.

   99.1                  Press release dated June 30, 2003 announcing
                         Purchase Agreement.